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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 1997


                           DATA DOCUMENTS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                               33-82700                               47-0714942
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)


     4205 SOUTH 96TH STREET, OMAHA, NEBRASKA                          68127
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 339-0900

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

                  On November 7, 1997, the Registrant entered into Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 10, 1997, by and among Corporate Express, Inc. ("Corporate Express), IDD Acquisition Corp. and the Registrant (the "Merger Agreement"), which amendment modified the Merger Agreement to fix the Exchange Ratio (as defined in the Merger Agreement) to be
1.1 shares of Corporate Express common stock for each share of the Registrant's common stock. A copy of the amendment to the Merger Agreement is attached as
Exhibit 2.2 to this Current Report on Form 8-K, and the forgoing summary is qualified in its entirety by reference to such copy of the amendment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  The following exhibit is filed with this Current Report on Form 8-K:

                  Exhibit No.       Description
                  -----------       -----------
                  2.2               Amendment No. 1, dated as of November 7, 1997, to the Agreement and Plan of
                                    Merger, dated as of September 10, 1997, by and among Corporate Express, Inc.,
                                    IDD Acquisition Corp. and Data Documents Incorporated.
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                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DATA DOCUMENTS INCORPORATED



Date: November 7, 1997             By:       /s/ A. Robert Thomas
                                       -------------------------------
                                       A. Robert Thomas, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2.2               Agreement and Plan of Merger, dated as of September 10, 1997, by and among
                  Corporate Express, Inc., IDD Acquisition Corp. and Data Documents
                  Incorporated